                                                                      Exhibit 21
                    W. R. GRACE & CO., A DELAWARE CORPORATION
                                U.S. SUBSIDIARIES
                                                                        12/31/99
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               SUBSIDIARY NAME                 STATE OF INCORPORATION
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A-1 Bit & Tool Co., Inc.                                 DE
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Alewife Boston Ltd.                                      MA
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Alewife Land Corporation                                 MA
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Amicon, Inc.                                             DE
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CB Biomedical, Inc.                                      DE
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CCHP, Inc.                                               DE
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Coalgrace, Inc.                                          DE
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Coalgrace II, Inc.                                       DE
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Construction Products Dubai, Inc.                        DE
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Creative Food 'N Fun Company                             DE
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Darex Puerto Rico, Inc.                                  DE
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Del Taco Restaurants, Inc.                               DE
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Dewey and Almy, LLC                                      DE
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Ecarg, Inc.                                              NJ
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Five Alewife Boston Ltd.                                 MA
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G C Limited Partners I, Inc.                             DE
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G C Management, Inc.                                     DE
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GEC Management Corporation                               DE
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GN Holdings, Inc.                                        DE
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GPC Thomasville Corp.                                    DE
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Gloucester New Communities Company, Inc.                 NJ
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Grace A-B Inc.                                           DE
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Grace A-B II Inc.                                        DE
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Grace Asia Pacific, Inc.                                 DE
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Grace Chemicals, Inc.                                    DE
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Grace Chemical Company of Cuba                           IL
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Grace Collections, Inc.                                  DE
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Grace Culinary Systems, Inc.                             MD
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Grace Drilling Company                                   DE
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Grace Energy Corporation                                 DE
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Grace Environmental, Inc.                                DE
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Grace Europe, Inc.                                       DE
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Grace Germany Holdings, Inc.                             DE
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Grace H-G Inc.                                           DE
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Grace H-G II Inc.                                        DE
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Grace Hotel Services Corporation                         DE
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Grace International Holdings, Inc.                       DE
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Grace Management Services, Inc.                          DE
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Grace Offshore Company                                   LA
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Grace PAR Corporation                                    DE
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Grace Petroleum Libya Incorporated                       DE
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Grace Receivables Purchasing, Inc.                       DE
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Grace Tarpon Investors, Inc.                             DE
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Grace Ventures Corp.                                     DE
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Grace Washington, Inc.                                   DE
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W. R. Grace Capital Corporation                          NY
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

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               SUBSIDIARY NAME                 STATE OF INCORPORATION
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W. R. Grace & Co.-Conn.                                  CT
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W. R. Grace Land Corporation                             NY
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Gracoal, Inc.                                            DE
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Gracoal II, Inc.                                         DE
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Guanica-Caribe Land Development Corporation              DE
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Hanover Square Corporation                               DE
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Homco International, Inc.                                DE
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Ichiban Chemical Co., Inc.                               DE
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L B Realty, Inc.                                         DE
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Litigation Management, Inc.                              DE
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Monolith Enterprises, Incorporated                       DC
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Monroe Street, Inc.                                      DE
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MRA Holdings Corp.                                       DE
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MRA Intermedco, Inc.                                     DE
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MRA Staffing Systems, Inc.                               DE
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Remedium Group, Inc.                                     DE
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Southern Oil, Resin & Fiberglass, Inc.                   FL
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Water Street Corporation                                 DE
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                                       2

                              NON-U.S. SUBSIDIARIES

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COUNTRY/
Subsidiary Name
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ARGENTINA
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W. R. Grace Argentina S.A.
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WRG Argentina, S.A.
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AUSTRALIA
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Grace Australia Pty. Ltd.
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BELGIUM
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Grace N.V.
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Grace Silica N.V.
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BRAZIL
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Grace Brasil Ltda.
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Grace Davison Ltda.
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PEADCO-Engenharia, Comercio Industria Ltda.
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CANADA
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GEC Divestment Corporation Ltd.
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Grace Canada, Inc.
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W. R. Grace Finance (NRO) Ltd.
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CAYMAN ISLANDS
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Grace Davison China, Inc.
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CHILE
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Grace Quimica Compania Limitada
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CHINA - PEOPLE'S REPUBLIC OF
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Grace China Ltd.
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COLOMBIA
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Grace Colombia S.A.
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W. R. G.  Colombia S.A.
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CUBA
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Envases Industriales y Comerciales, S.A.
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Papelera Camagueyana, S.A.
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DENMARK
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Grace A/S
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FRANCE
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W. R. Grace SAS
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GERMANY
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Emerson & Cuming G.m.b.H.
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Grace Darex GmbH
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Grace GP G.m.b.H.
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Grace Holding G.m.b.H.
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Grace Management GP G.m.b.H.
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Grace GmbH & Co. KG
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Grace Manufacturing GmbH & Co. KG
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GREECE
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Grace Hellas E.P.E.
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HONG KONG
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W. R. Grace (Hong Kong) Limited
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W. R. Grace Southeast Asia Holdings Limited
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INDIA
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W. R. Grace & Co. (India) Private Limited
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                                       3

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COUNTRY/
Subsidiary Name
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INDONESIA
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PT. Grace Specialty Chemicals Indonesia
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IRELAND
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Amicon Ireland Limited
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Grace Construction Products (Ireland) Limited
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Trans-Meridian Insurance (Dublin) Ltd.
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ITALY
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W. R. Grace Italiana S.p.A.
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JAPAN
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Grace Chemicals K.K.
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Grace Japan Kabushiki Kaisha
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KOREA
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Grace Korea Inc.
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MALAYSIA
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W. R. Grace (Malaysia) Sendiran Berhad
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W. R. Grace Specialty Chemicals (Malaysia) Sdn. Bhd.
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MEXICO
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Grace Container, S. A. de C. V.
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W. R. Grace Holdings, S. A. de C. V.
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NETHERLANDS
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Amicon B.V.
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Denac Nederland B.V.
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Storm van Bentem en Kluyver B.V.
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W. R. Grace B.V.
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NETHERLANDS ANTILLES
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W. R. Grace N.V.
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NEW ZEALAND
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Grace (New Zealand) Limited
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PHILIPPINES
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W. R. Grace (Philippines), Inc.
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POLAND
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Grace Sp. z o.o.
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RUSSIA
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Darex CIS LLC
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SINGAPORE
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W. R. Grace (Singapore) Private Limited
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SOUTH AFRICA
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Grace Davison (Proprietary) Limited
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W. R. Grace Africa (Pty.) Limited
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SPAIN
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Grace, S.A.
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SWEDEN
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Grace AB
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Grace Sweden AB
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TAIWAN
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W. R. Grace Taiwan, Inc.
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THAILAND
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W. R. Grace (Thailand) Limited
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                                       4

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COUNTRY/
Subsidiary Name
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UNITED KINGDOM
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A.A. Consultancy & Cleaning Company Limited
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Cormix Limited
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Borndear 1 Limited
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Borndear 2 Limited
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Borndear 3 Limited
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Chasmbridge Limited
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Darex UK Limited
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Emerson & Cuming (Trading) Ltd.
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Emerson & Cuming (UK) Ltd.
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Grace Construction Products Limited
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Servicised Ltd.
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W. R. Grace Limited
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VENEZUELA
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Grace Venezuela, S.A.
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Inversiones GSC, S.A.
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